Exhibit 10.1

Shoppers Wa11et Inc.

Demand Promissory Note

Amount: $15,000US

Due: On Demand not earlier than 12 months after the date of this loan.

FOR VALUE RECEIVED, the undersigned, Shopper's Wallet, Inc (the "Borrower"), of Hanesher 33 St. Raanana 43726 Israel, hereby acknowledges itself indebted to Mr. Jacob Perry (the "Lender") and promises to pay on demand to or to the order of the Lender at Hanesher 33 St. Raanana 43726 Israel, or as otherwise directed in writing by the Lender, the principal sum of $1 5,000US without interest.

The Lender may assign all or part of its rights and title, to and under this promissory note. All payments required to be made hereunder shall be made by the Borrower without any right of set off on counterclaim.

Dated: Dec 1, 2006

Borrower:                                      Lender:

Shopper's Wallet Inc.                          Mr. Jacob Perry


/s/ Mirkovic Dejan                             /s/ Jacob Perry
---------------------------------              ---------------------------------
Mirkovic Dejan -- Secretary                    Jacob Perry